UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 5, 2022

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC
6.125% Corporate Units	AEPPZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

□

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2022, American Electric Power Company, Inc. ("AEP" or the "Company") filed with the Securities and Exchange Commission a current report on Form 8-K which announced that (i) Nicholas K. Akins, Chair of the Board, Chief Executive Officer and President of AEP, would resign as President of the Company effective August 10, 2022, and, effective as of December 31, 2022, resign as Chief Executive Officer of the Company, (ii) Mr. Akins would be elected as Executive Chair of the Board of Directors of the Company (“Board”), effective January 1, 2023, (iii) Julia A. Sloat would be elected President and Chief Financial Officer of the Company, effective as of August 10, 2022, and as its President and Chief Executive Officer, effective as of January 1, 2023, and (iv) certain compensation information for Mr. Akins and Ms. Sloat in connection with the foregoing management changes that are effective January 1, 2023 would be disclosed in an amendment to the original Form 8-K

In connection with her appointment as Chief Executive Officer, effective January 1, 2023 Ms. Sloat's annual base salary will be $1,200,000. Ms. Sloat’s target under AEP’s annual incentive compensation plan will be 140% of her base salary earned during each year, and she will receive a grant date face value of $8,000,000 in long-term incentive (LTI) compensation annually. These LTI awards will be granted with a mix of 75% performance shares and 25% restricted stock units (RSUs) and with terms consistent with the Company’s past LTI awards.

In connection with his appointment as Executive Chair, effective January 1, 2023 Mr. Akins' annual base salary will be $1,150,000. Mr. Akins' target under AEP’s annual incentive compensation plan will be 135% of his base salary earned during each year, and he will receive a grant date face value of $2,000,000 in RSUs under the Company’s LTI plan. These RSUs will not be subject to vesting conditions and will be paid in AEP shares in equal thirds, with associated dividend credits, on February 21 of 2024, 2025 and 2026, following the first, second and third anniversaries of the anticipated February 20, 2023 grant date.

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

December 8, 2022